UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 18, 2015

Penske Automotive Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan		48302
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-648-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 – Changes in Registrant’s Certifying Accountant

Deloitte & Touche LLP is our principal independent auditing firm. In delivering its audit opinion, Deloitte & Touche LLP relies on the opinion of KPMG Audit Plc, a U.K. based affiliate of KPMG LLP, principally in respect of our subsidiary which holds our international operations, UAG UK Holdings Limited. KPMG Audit Plc notified us on December 18, 2015 that it intends to wind down its operations and transition them to KPMG LLP, its parent company. We are filing this 8-K to reflect the transition of audit services from KPMG Audit Plc to KPMG LLP.

(a) Resignation of Independent Registered Public Accountant

KPMG Audit Plc informed our Audit Committee that KPMG Audit Plc will decline to stand for re-election as our independent registered public accountant immediately.

The reports of KPMG Audit Plc for the fiscal years ended December 31, 2013 and December 31, 2014 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During our fiscal years ended December 31, 2014 and 2013 (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between us and KPMG Audit Plc on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG Audit Plc would have caused KPMG Audit Plc to make reference to the subject matter of the disagreement in connection with its reports on our consolidated financial statements for such years, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

We provided KPMG Audit Plc with a copy of this Form 8-K and requested that KPMG Audit Plc provide us with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG Audit Plc agrees with the above disclosures. A copy of KPMG Audit Plc’s letter, dated December 18, 2015 is attached as Exhibit 16.1 to this Form 8-K.

(b) Newly Appointed Independent Registered Public Accountant

On December 18, 2015, our Audit Committee approved the appointment of KPMG LLP, the parent company of KPMG Audit Plc, to perform independent audit services principally for our subsidiary which holds our international operations, UAG UK Holdings Limited, beginning December 18, 2015.

During the fiscal years ended December 31, 2014 and 2013 neither we nor anyone acting on our behalf consulted KPMG LLP regarding any matters identified within Items 304(a)(2)(i) and (ii) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d) The following exhibit is furnished under Item 4.01 as part of this report:

16.1 Letter from KPMG Audit Plc to the Securities and Exchange Commission, dated December 18, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.

December 24, 2015	By:	/s/ Shane M. Spradlin

Name: Shane M. Spradlin
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

16.1	Letter from KPMG Audit Plc to the Securities and Exchange Commission, dated December 18, 2015